BRIDGE BUILDER TRUST

Bridge Builder Large Cap Value Fund (the “Fund”)

Supplement dated December 29, 2021

to the Summary Prospectus dated October 28, 2021

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective January 1, 2022, Peter Sietsema and Paul Whitehead will be added as portfolio managers of the portion of the assets of the Fund managed by BlackRock Investment Management, LLC (“BlackRock’s Allocated Portion of the Fund”), and Alan Mason will no longer serve as a portfolio manager of BlackRock’s Allocated Portion of the Fund. Amy Whitelaw, Jennifer Hsui and Suzanne Henige will continue to serve as portfolio managers of BlackRock’s Allocated Portion of the Fund.

Accordingly, as of January 1, 2022, the table entitled “BlackRock” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Amy Whitelaw	Managing Director, Portfolio Manager	Since October 2019
Jennifer Hsui	Managing Director, Senior Portfolio Manager	Since October 2019
Suzanne Henige	Managing Director, Portfolio Manager	Since May 2020
Peter Sietsema	Director, Portfolio Manager	Since January 2022
Paul Whitehead	Managing Director, Portfolio Manager	Since January 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE